EXHIBIT 99.4


                             September 7, 1999


F&M Bancorp
110 Thomas Johnson Drive
Frederick, Maryland  21702


Ladies and Gentlemen:

            Each of the undersigned ("Stockholder") beneficially owns and has sole voting power with respect to the number of shares of the common stock, par value $0.01 per share (the "Shares"), of Patapsco Valley Bancshares, Inc., a Maryland corporation (the "Company"), indicated opposite such Stockholder's name below.

            Simultaneously with the execution of this letter agreement, F&M Bancorp, a Maryland corporation ("Buyer"), and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing, among other things, for the merger of the Company with and into Buyer (the "Merger"). We understand that Buyer has undertaken and will continue to undertake substantial expenses in connection with the negotiation and execution of the Merger Agreement and the subsequent actions necessary to consummate the Merger and the other transactions contemplated by the Merger Agreement.

            In consideration of, and as a condition to, Buyer's entering into the Merger Agreement, and in consideration of the expenses incurred and to be incurred by Buyer in connection therewith, Stockholder agrees with Buyer as follows:

            1. Stockholder (a) shall vote or cause to be voted for the approval of the Merger Agreement and the Merger, at any meeting of stockholders of the Company called for the purpose of voting on the Merger Agreement or the Merger or any adjournment thereof or in any other circumstance upon which a vote, consent or other approval with respect to the Merger Agreement or the Merger is sought, and (b) shall vote or cause to be voted against the approval of any other agreement providing for a merger, consolidation, sale of assets or other business combination of the Company or any of its subsidiaries with any person or entity other than Buyer and its subsidiaries or any other proposal involving the Company or any of its subsidiaries that would in any manner hinder, impede, delay or prevent the consummation of the Merger, all of the Shares that Stockholder shall be entitled to so vote, whether such Shares are held by Stockholder on the date of this letter agreement or are subsequently acquired (whether pursuant to the exercise of stock options or otherwise). Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that Stockholder may have.

            2. Stockholder shall not sell, assign, transfer or otherwise dispose of or encumber (including, without limitation, by the creation of a Lien (as defined in paragraph 3 below)) or permit to be sold, assigned, transferred or otherwise disposed of any Shares owned by Stockholder, whether such Shares are held by Stockholder on the date of this letter agreement or are subsequently acquired, whether pursuant to the exercise of stock options or otherwise, except (a) for transfers by will or by operation of law (in which case this letter agreement shall bind the transferee), (b) for transfers to any other stockholder of the Company bound by an agreement with terms which are identical to those contained in this letter agreement, (c) for liens incurred in the ordinary course in connection with entering into a margin loan arrangement with respect to any of the Shares (provided that no such arrangement shall provide a proxy or other voting rights with respect to the Shares so margined), (d) the sale of any Shares acquired upon exercise of options after the date of this Agreement to the extent such sale is necessary to satisfy tax obligations arising from such exercise, and (e) as Buyer may otherwise agree.

            3. Stockholder represents that Stockholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this letter agreement. Stockholder further represents that this letter agreement constitutes a valid and binding agreement, enforceable against Stockholder in accordance with its terms. Stockholder represents that Stockholder owns the number of Shares indicated opposite Stockholder's name below, free and clear of any liens, claims, charges or other encumbrances and restrictions of any kind whatsoever ("Liens"), and has sole and unrestricted voting power with respect to such Shares.

            4. Notwithstanding anything herein to the contrary, the agreements contained herein shall remain in full force and effect until the earlier of (a) the consummation of the Merger and (b) the termination of the Merger Agreement in accordance with Article IX thereof.

            5. This letter agreement is to be governed by the laws of the State of Maryland, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.

            6. Stockholder signs solely in his or her individual capacity with respect to his or her beneficial ownership of Shares and makes no agreement or understanding herein in any other capacity, including his or her capacity as a director of the Company.

            7. Stockholder acknowledges and agrees that Buyer could not be made whole by monetary damages in the event of any default by Stockholder of the terms and conditions set forth in this Agreement. It is accordingly agreed and understood that Buyer, in addition to any other remedy that it may have at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or in any state having appropriate jurisdiction.

            8. This Agreement may be executed in two or more counterparts, each of which shall be considered an original but all of which together shall constitute the same instrument.

            9. Nothing contained herein shall be deemed to modify, supersede or in any manner limit any other restrictions on the transfer of the Shares imposed by any other agreement between Stockholder and Buyer.


             [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]



            Please confirm our agreement with you by signing a copy of this letter.

Director, Executive               Number of
Officer or Stockholder              Shares         Signatures

John F. Feezer, III (individual)
                                  2,386.5050         _____________________

Kevin P. Huffman                  1,927.5880         _____________________

Eugene W. Iager, Sr.             41,298.8598         _____________________

Euguene W. Iager, Jr.
    MD Uniform Gift to Minor Act. 5,572.9177         _____________________
                                                     Eugene W. Iager, Sr.
                                                     Custodian

Amy E. Iager
    MD Uniform Gift to Minor Act. 5,956.3700        ______________________
                                                    Eugene W. Iager, Sr.
                                                    Custodian

Charles B. Iager, Jr.            18,059.7982        ______________________

Judith Elizabeth Iager            1,970.0568        ______________________

Mark E. Iager                    12,667.0000        ______________________

Mary Katherine Iager              1,518.3994        ______________________

Matthew E. Iager                 12,730.9355        ______________________

Michael Charles Iager            12,411.9274        ______________________

Nathan A. Riggs Iager
    MD Uniform Gift to Minor Act. 5,952.0626        ______________________
                                                    Eugene W. Iager, Sr.
                                                    Custodian

Tanya L. Iager
    MD Uniform Gift to Minor Act. 5,956.3700        ______________________
                                                    Eugene W. Iager, Sr.
                                                    Custodian

Richard H. Pettingill               102.1271        ______________________

Ronald L. Eyre                      802.5298        ______________________

Fred T. Lewis                    16,963.4913        ______________________

Howard E. Harrison, III           1,544.5130        ______________________

John S. Whiteside                39,757.8626        ______________________

Dennis W. Miller                        0           ______________________

Edwin B. McKee                    1,092.3204        ______________________

Barbara M. Broczkowski                  0           ______________________

Bernard G. Malinowski            13,611.0010        ______________________

John F. Feezer, Jr.              28,975.2550        ______________________

Beulah M. Feezer                 42,720.0000        ______________________

WW Services Limited
    Partnership                  19,225.8996        ______________________
                                                    John F. Feezer, Jr.
                                                    General Partner

                                                    ______________________
                                                    John F. Feezer, III
                                                    General Partner

Westminster Warehousing
    Services, Inc.                6,860.8366        _____________________
                                                    John F. Feezer, Jr.
                                                    President

Agreed to and Accepted as of this
7th day of September, 1999

F&M BANCORP


By:__________________________
     Name:
     Title: